                   Confidential Treatment

  SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



     THIS SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE
AGREEMENT, dated this 5th day of May, 1997, is entered into by and between NOVALON PHARMACEUTICAL CORPORATION, a Delaware corporation (the "Corporation"), and CUBIST
PHARMACEUTICALS, INC. (the "Investor").

     WHEREAS, the Corporation desires to issue and sell to the Investor, and the Investor desires to purchase from the Corporation, shares of the Series B Convertible
Preferred Stock, $.001 par value per share, of the Corporation, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows.

     SECTION 1.  DEFINITIONS.  The following terms as
used herein shall have the meanings set forth below in this Section 1 or shall have the meanings ascribed thereto elsewhere in this Agreement as referred to below in this Section 1:

          "Acquisition" shall have the meaning ascribed to such term in the Acquisition Option Agreement.

          "Acquisition Option Agreement" shall mean that certain Acquisition Option Agreement, in substantially the form of Exhibit A hereto, among the Corporation, the Novalon Stockholders (as defined therein) and the Investor.

          "Acquisition Option" shall have the meaning ascribed to such term in the Acquisition Option
     Agreement.

          "Acquisition Option Period" shall have the meaning ascribed to such term in the Acquisition
     Option Agreement.

          "Affiliate" shall mean, with regard to any Person, any other Person or entity that directly or indirectly controls, or is controlled by, or is under common control with, such Person.

          "Agreement" and "this Agreement" shall mean this Series B Convertible Preferred Stock Purchase
     Agreement, dated May 5, 1997, by and among the Corporation and the Investor, as amended from time to time.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          "Benefit Plan" shall mean any plan, fund, program, policy, arrangement or contract, whether formal or informal, which is in the nature of (i) an employee pension benefit plan (as defined in Section 3(2) of ERISA) or (ii) an employee welfare benefit plan (as defined in Section 3(l) of ERISA).

          "Closing" shall have the meaning provided therefor in Section 3 hereof.

          "Closing Date" shall have the meaning
     provided therefor in Section 3 hereof.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Common Stock" shall mean the Common Stock,
     $.001 par value per share, of the Corporation.

          "Environmental Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health, safety or the environment, including, without limitation, the Occupational Safety and Health
     Act, 29 U.S.C. Sections 651 et seq., the
     Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., the Emergency Planning and Community
     Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery
     Act, 42 U.S.C. Sections 6901, et seq.

          "ERISA" shall mean the Employee Retirement
     Income Security Act of 1974, as amended.

          "Hazardous Substances" shall include medical waste, biological waste, oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as pollutants or contaminants or as hazardous or toxic or as a biohazard under any Environmental Laws.

          "Investors' Rights Agreement" shall mean that certain Investors' Rights Agreement, in substantially the form of Exhibit B hereto, among the Corporation and the Investors (as defined therein).

          "Management Stock Restriction Agreement" shall mean that certain Stock Restriction
     Agreement, in substantially the form of Exhibit C hereto, among the Corporation, the Management

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     Stockholders (as defined therein), the Management
     Stockholder Transferees (as defined therein) and the Investors (as defined therein).

          "Person" shall mean an individual,
     partnership, corporation, association, limited liability company, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

          "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, in substantially the form of Exhibit D hereto, among the Corporation and the Investors (as defined therein).

          "Related Documents" shall mean, collectively, this Agreement, the Investors' Rights Agreement, the Management Stock Restriction Agreement, the
     Registration Rights Agreement, the Restated
     Certificate of Incorporation and the Acquisition
     Option Agreement.

          "Restated Certificate of Incorporation" shall mean the Restated Certificate of Incorporation filed with the Secretary of State of Delaware on May 2, 1997, a copy of which is attached hereto as of Exhibit E, as amended and in effect from time to time.

          "Returns" shall mean, collectively, all
     returns, declarations, reports, statements and other documents required to be filed in respect of Taxes.

          "Securities Act"  shall mean the Securities
     Act of 1933, as amended.

          "Series A Preferred Stock" shall mean the
     Series A Convertible Preferred Stock, $.001 par value per share, of the Corporation.

          "Series B Preferred Stock" shall mean the
     Series B Convertible Preferred Stock, $.001 par value per share, of the Corporation.

          "Subsidiaries" shall mean, collectively, all corporations, partnerships, limited liability companies or other Persons with respect to which the Corporation shall own, directly or indirectly, more that fifty percent (50%) of the issued and outstanding equity interests of such corporations, partnerships, limited liability companies or other
     Persons.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          "Taxes" shall mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs duties, or other taxes, fees, assessments or other charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto.

     SECTION 2.  THE SERIES B CONVERTIBLE PREFERRED STOCK.

     2.1. Series B Convertible Preferred Stock. Prior to the Closing Date, the Corporation will have duly authorized the issuance and sale to the Investor, at the Closing, of an aggregate of ********** shares (the "Series B Shares") of the Series B Preferred Stock, at a purchase price per share of *******. The Series B Shares shall have the powers, preferences, rights and other terms and conditions applicable to shares of Series B Preferred Stock, as set forth in Article IV of the Restated Certificate of Incorporation.

     2.2. Conversion Shares. Prior to the Closing Date, the Corporation will have duly authorized and reserved, and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the obligation of the Corporation to issue shares of Common Stock upon conversion of all Series B Shares. For purposes of this Agreement, any shares of Common Stock issuable upon conversion of the Series B Shares, and such shares when issued, are sometimes herein referred to as the "Conversion Shares".

     SECTION 3.  SALE AND PURCHASE OF STOCK.  The
Corporation shall issue and sell to the Investor, and, subject to compliance with all of the terms and conditions hereof and in reliance on the representations, warranties and covenants set forth or referred to herein, the Investor shall purchase from the Corporation, the Series B Shares for the aggregate purchase price of $999,999. (the "Series B Purchase Price"). The closing of the sale and purchase of the Series B Shares (the "Closing") will occur on May 5, 1997 and will take place by facsimile transmission of executed copies of the documents contemplated hereby to the offices of Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts, at 10:00 a.m., local time, or at such other time as may be mutually agreed upon by the Investor and the Corporation. The date of the Closing is herein called the "Closing Date". At the Closing, the Corporation shall, unless otherwise requested, deliver to the Investor a single certificate evidencing the Series B Shares, against payment of the aggregate purchase price therefor by bank or certified check or wire transfer of immediately available funds to such account or accounts as the Corporation shall designate in writing.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE
CORPORATION.   The Corporation represents and warrants to
the Investor that, except as set forth in the Disclosure
Schedule attached hereto as Schedule 4 (which Disclosure
Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

     4.1. Organization, Qualifications and Corporate Power.

          (a)  The Corporation is a corporation duly
incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Corporation has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and each of the other Related Documents, to issue, sell and deliver the Series B Shares, and to issue and deliver the Conversion Shares upon conversion of the Series B Shares.

          (b) The attached Schedule 4.1(b) contains a list of all Subsidiaries of the Corporation. The Corporation does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or
(B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

     4.2. Authorization of Agreements, Etc.

          (a) The execution and delivery by the Corporation of this Agreement and each of the other Related Documents, the performance by the Corporation of its obligations hereunder and thereunder, the issuance, sale and delivery of the Series B Shares and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Restated Certificate of Incorporation or the By-laws of the Corporation, as amended, or any provision of any indenture, agreement or other instrument to which the Corporation or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          (b) The Series B Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series B Preferred Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Corporation except as set forth in any of the other Related Documents. The Conversion Shares have been duly reserved for issuance upon conversion of the Series B Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Corporation except as set forth in any of the other Related Documents. None of the issuance, sale or delivery of the Series B Shares or the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any Person.

     4.3. Validity. This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms. Each of the other Related Documents, when executed and delivered or filed, as the case may be, in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Corporation, enforceable in accordance with their respective terms.

     4.4. Authorized Capital Stock. The authorized capital stock of the Corporation consists of (i) 700,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock"), of which 200,000 have been designated as shares of Series A Preferred Stock and 500,000 have been designated as shares of Series B Preferred Stock, and (ii) 11,000,000 shares of Common Stock. Immediately prior to the Closing, 200,000 shares of Series A Preferred Stock and 2,140,000 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Corporation, and the number of shares of Series A Preferred Stock or of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached Schedule 4.4. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Corporation are as set forth in the Restated Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. As of the date hereof, each outstanding share of Series A Preferred Stock is convertible into one share of Common Stock. Except as provided for in the

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Restated Certificate of Incorporation or as set forth in the attached Schedule 4.4, (i) no Person owns of record or is known to the Corporation to own beneficially any share of capital stock of the Corporation, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Corporation is authorized or outstanding and (iii) there is no commitment by the Corporation to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Restated Certificate of Incorporation or as set forth in the attached Schedule
4.4, the Corporation has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in any of the Related
Documents, to the best of the Corporation's knowledge, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Corporation (whether or not the Corporation is a party thereto). All of the outstanding securities of the Corporation were issued in compliance with all applicable Federal and state securities laws.

     4.5. Financial Statements, Etc. The Corporation has furnished to the Investor the audited balance sheet of the Corporation as of December 31, 1996 and the related audited statements of income, stockholders equity and cash flows of the Corporation for the year ended December 31, 1996, and the unaudited balance sheet of the Corporation as of March 31, 1997 (the "Balance Sheet") and the related unaudited statements of income, stockholders' equity and cash flows of the Corporation for the three months ended March 31, 1997. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes) and fairly present the financial position of the Corporation as of December 31, 1996 and March 31, 1997, respectively, and the results of their operations and cash flows for the year ended December 31, 1996 and the three months ended March 31, 1997, respectively. Since the date of the Balance Sheet,
(i) there has been no change in the assets, liabilities or financial condition of the Corporation from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of the Corporation has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

     4.6. Events Subsequent to the Date of the Balance Sheet. Since the date of the Balance Sheet, the Corporation has not (i) issued any stock, bond or other corporate security except as otherwise contemplated hereby, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged, encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Corporation, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

     4.7. Litigation; Compliance with Law. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Corporation's knowledge, threatened against or affecting the Corporation, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Corporation pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of the Corporation's knowledge, threatened against or affecting the Corporation (including, without limitation, any inquiry as to the qualification of the Corporation to hold or receive any license, permit, or other authorization), and there is no basis for any of the foregoing. The Corporation has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. The Corporation is not in default with respect to any order, writ, injunction or decree known to or served upon the Corporation of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Corporation pending or threatened against others. The Corporation has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Corporation has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Corporation has been operating its business

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

pursuant to and in compliance with the terms of all such permits, licenses and other authorizations. There is no existing law, rule, regulation or order, and the Corporation after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal, state, county or local, which would prohibit or restrict the Corporation from, or otherwise materially adversely affect the Corporation in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

     4.8. Proprietary Information of Third Parties. To the best of the Corporation's knowledge, no third party has claimed or has reason to claim that any Person employed by or affiliated with the Corporation has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Corporation which suggests that such a claim might be contemplated. To the best of the Corporation's knowledge, no Person employed by or affiliated with the Corporation has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Corporation's knowledge, no Person employed by or affiliated with the Corporation has violated any confidential relationship which such Person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Corporation, and the Corporation has no reason to believe there will be any such employment or violation. To the best of the Corporation's knowledge, none of the execution or delivery of this Agreement or any of the other Related Documents by any officer, director or key employee of the Corporation, or the carrying on of the business of the Corporation as officers, employees or agents by such officer, director or key employee of the Corporation, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such officer, director or key employee is obligated.

     4.9. Patents, Trademarks Etc.  Set forth in Schedule
4.9 attached hereto is a list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Corporation, or of which the Corporation is a licensor or licensee or in which the Corporation has any right, and in each case a brief description of the nature of such right. The Corporation owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of the Corporation's knowledge, threatened to the effect that the operations of the Corporation infringe upon or conflict with the asserted rights of any other Person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). No claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Corporation, or which the Corporation otherwise has the right to use, is invalid or unenforceable by the Corporation, and there is no basis for any such claim (whether or not pending or threatened). To the best of the Corporation's knowledge, all technical information developed by and belonging to the Corporation which has not been patented has been kept confidential. The Corporation has not granted or assigned to any other Person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of the Corporation.

     4.10. Title to Properties. The Corporation has good, clear and marketable title to all of its properties and assets, including, without limitation, those reflected on the Balance Sheet or acquired by it since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all of the Corporation's properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including, without limitation, easements and licenses), except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Corporation, including without limitation, the ability of the Corporation to secure financing using such properties and assets as collateral. To the best of the Corporation's knowledge after due inquiry, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Corporation's properties and assets for their respective intended uses and purposes, or the value of such properties, and the Corporation has not received notice of any special assessment proceedings which would affect such properties and assets.

     4.11. Leasehold Interests. Each lease or agreement to which the Corporation is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Corporation thereunder and, to the best of the Corporation's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both,

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

would constitute a default or event of default by the Corporation under any such lease or agreement or, to the best of the Corporation's knowledge, by any other party thereto. The Corporation's possession of such property has not been disturbed and, to the best of the Corporation's knowledge after due inquiry, no claim has been asserted against the Corporation adverse to its rights in such leasehold interests.

     4.12. Insurance. Schedule 4.12 hereto lists all policies of fire, liability, workmen's compensation, life, property and casualty and other insurance owned or held by the Corporation. Such policies of insurance are maintained with financially sound and reputable insurance companies, funds or underwriters and are of the kinds and cover such risks and are in such amounts and with such deductibles and exclusions as are consistent with prudent business practice. All such policies (a) are in full force and effect, (b) are sufficient for compliance by the Corporation with all requirements of law and all agreements to which the Corporation is a party and (c) provide that they will remain in full force and effect through the respective dates set forth in such Schedule. The Corporation is not in default with respect to its obligations under any of such insurance policies and has not received any notification of cancellation of any such insurance policies.

     4.13. Taxes. The Corporation has filed all Returns required to be filed by it and has paid all Taxes shown to be due by such Returns, as well as all other Taxes, assessments and governmental charges which have become due or payable, including without limitation, all Taxes which it is obligated to withhold for amounts owing to employees, creditors and third parties. All Taxes with respect to which the Corporation has become obligated pursuant to elections made by it in accordance with generally accepted practice have been paid and adequate reserves have been established for all Taxes accrued but not yet payable. No issues have been raised (and are currently pending) by any taxing authority in connection with any of the Returns. No waivers of statutes of limitation with respect to any of the Returns have been given by or requested from the Corporation. All deficiencies asserted or assessments made as a result of any examinations have been fully paid, or are fully reflected as a liability in the financial statements of the Corporation, or are being contested and an adequate reserve therefor has been established and is fully reflected in the financial statements of the Corporation. There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Corporation. All material elections with respect to Taxes affecting the Corporation, as of the date hereof, are set forth in the financial statements of the Corporation, or are annexed hereto in a disclosure schedule. The Corporation has not agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. The Corporation is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 28OG of the Code. The Corporation does not have and has not had a permanent establishment in any foreign country, as

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

defined in any applicable tax treaty or convention between the United States of America and such foreign country. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this
Section 4.13 shall survive until the applicable statutes of limitations with respect to any Taxes contemplated hereby shall have expired.

     4.14. Other Agreements. Except as set forth in the attached Schedule 4.14(a), the Corporation is not a party to or otherwise bound by any written or oral agreement, instrument, commitment or restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of the Corporation. Except as set forth in the attached Schedule 4.14(b), the Corporation is not a party to or otherwise bound by any written or oral:

          (a)  distributor, dealer, manufacturer's
representative or sales agency agreement which is not terminable on less than ninety (90) days, notice without cost or other liability to the Corporation (except for agreements which, in the aggregate, are not material to the business of the Corporation);

          (b) sales or service agreement which entitles any customer to a rebate or right of set-off, to return any product to the Corporation after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Corporation's standard form agreements;

          (c) agreement with any labor union (and, to the best of the Corporation's knowledge, no organizational effort is being made with respect to any of its employees);

          (d) agreement with any supplier containing any provision permitting any party other than the Corporation to renegotiate the price or other terms, or containing any payback or other similar provision, upon the occurrence of a failure by the Corporation to meet its obligations under the agreement when due or the occurrence of any other event;

          (e) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

          (f) agreement for the employment of any officer, employee or other individual (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Corporation, except normal severance arrangements and accrued vacation pay;

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, agreement or understanding pursuant to which benefits are provided to any employee of the Corporation
(other than group insurance plans applicable to employees generally);

          (h) agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Corporation;

          (i) guaranty of any obligation for borrowed money or otherwise;

          (j) voting trust or agreement, stockholders' agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Corporation;

          (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Corporation has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

          (l)  agreement or obligation (contingent or
otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

          (m) assignment, license or other agreement with respect to any form of intangible property;

          (n) agreement under which it has granted any Person any registration rights, other than the Registration
Rights Agreement;

          (o)  agreement under which it has limited or
restricted its right to compete with any Person in any respect;

          (p)  other agreement or group of related
agreements with the same party involving more than $10,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which agreement or group of agreements is not terminable by the Corporation without penalty upon notice of thirty (30) days or less, but excluding any agreement or group of agreements with a customer of the Corporation for the sale, lease or rental of the Corporation's products or services if such agreement or group of agreements was entered into by the Corporation in the ordinary course of business; or

          (q) other agreement, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if the Corporation were registering securities under the Securities Act.

     The Corporation and, to the best of the Corporation's knowledge after due inquiry, each other party thereto have in all material respects performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any agreement, instrument, commitment, plan or arrangement to which the Corporation is a party or by which it or its property may be bound. The Corporation has no present expectation or intention of not fully performing all its obligations under each such agreement, instrument, commitment, plan or arrangement, and the Corporation has no knowledge of any breach or anticipated breach by the other party to any agreement, instrument, commitment, plan or arrangement to which the Corporation is a party. The Corporation is in full compliance with all of the terms and provisions of its Restated Certificate of Incorporation and By-laws, as amended.

     4.15. Loans and Advances. The Corporation does not have any outstanding loans or advances to any Person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Corporation in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Corporation.

     4.16. Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Corporation has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     4.17. Significant Customers and Suppliers. No customer or supplier which was significant to the Corporation during the period covered by the financial statements referred to in Section 4.5 hereof or which has been significant to the Corporation thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Corporation, as the case may be.

     4.18. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Investor set forth in Section 5 of this Agreement, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Corporation of

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

this Agreement or any of the other Related Documents, the issuance, sale and delivery of the Series B Shares or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to state securities laws (all of which filings have been made by the Corporation, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Series B Shares and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

     4.19.     Issuance Taxes.  There are no transfer,
issuance or similar taxes imposed by law in connection with the issuance, sale or delivery of the Series B Shares or the Conversion Shares to the Investor.

     4.20. Offering of the Series B Shares. Neither the Corporation nor any Person acting on behalf of the Corporation has offered the Series B Shares or any security of the Corporation similar to the Series B Shares for sale to, or solicited any offer to buy the Series B Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons, and neither the Corporation nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Corporation under circumstances which might require the integration of such security with the Series B Shares under the Securities Act or the rules and regulations of the Commission thereunder or under any applicable State securities laws), in either case so as to subject the offering, issuance or sale of the Series B Shares to the registration provisions of the Securities Act.

     4.21. Brokers. The Corporation has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

     4.22. Officers. Set forth in Schedule 4.22 attached hereto is a list of the names of the officers of the Corporation, together with the title or job classification of each such individual and the total compensation anticipated to be paid to each such individual by the Corporation in 1997. None of such individuals has an employment agreement or understanding, whether oral or written, with the Corporation, which is not terminable on notice by the Corporation without cost or other liability to the Corporation.

     4.23. Transactions With Affiliates. Except as set forth in Schedule 4.23, no director, officer, employee or stockholder of the Corporation, or member of the family of any such Person, or any corporation, partnership, trust or other entity in which any such Person, or any member of the family of any such Person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Corporation, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person or firm.

     4.24. Employees. Each of the officers of the Corporation, each key employee or consultant and each other employee or consultant now employed by, or consulting for, the Corporation who has access to confidential information of the Corporation has executed a written confidentiality and nondisclosure agreement, and all of such agreements are in full force and effect. The Corporation has provided the Investor with copies of all of such written confidentiality and nondisclosure agreements. No officer or key employee or consultant of the Corporation has advised the Corporation (orally or in writing) that he intends to terminate his or her employment or consultancy, as the case may be, with the Corporation. The Corporation has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with ERISA.

     4.25. U.S. Real Property Holding Corporation. The Corporation is not now and has never been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Corporation has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

     4.26. Environmental Protection. The Corporation has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances in connection with the operation of its business or otherwise. The Corporation, the operation of its business, and any real property that the Corporation owns, leases or otherwise occupies or uses (the "Premises") are in compliance with all applicable Environmental Laws and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances. The Corporation has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any Person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Corporation is not aware of any basis therefor. The Corporation has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required by all Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises), and is in compliance with all such permits, licenses and approvals. The Corporation has not caused or allowed a release, or a threat of release, of any Hazardous Substance

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

onto, at or near the Premises, and, to the best of the Corporation's knowledge, neither the Premises nor any property at or near the Premises has ever been subject to a release, or a threat of release, of any Hazardous
Substance.

     4.27. ERISA. Except as listed in Schedule 4.27, neither the Corporation nor any entity required to be aggregated with the Corporation under Sections 4.14(b), (c),
(m) or (n) of the Code sponsors, maintains, has any obligation to contribute to, has any liability under, or is otherwise a party to, any Benefit Plan. With respect to each Benefit Plan listed in Schedule 4.27, to the extent applicable:

          (a) Each such Benefit Plan has been maintained and operated in all material respects in compliance with its terms and with all applicable provisions of ERISA, the Code and all regulations, rulings and other authority issued thereunder;

          (b) All contributions required by law to have been made under each such Benefit Plan (without regard to any waivers granted under Section 412 of the Code) to any fund or trust established thereunder or in connection therewith have been made by the due date thereof;

          (c) Each such Benefit Plan intended to qualify under Section 401(a) of the Code is the subject of a favorable unrevoked determination letter issued by the Internal Revenue Service as to its qualified status under the Code, which determination letter may still be relied upon as to such tax qualified status, and no circumstances have occurred that would adversely affect the tax qualified status of any such Benefit Plan;

          (d) The actuarial present value of all accrued benefits under each such Benefit Plan subject to Title IV of ERISA did not, as of the latest valuation date of such Benefit Plan, exceed the then current value of the assets of such Benefit Plan allocable to such accrued benefits, all as based upon the actuarial assumptions and methods currently used for such Benefit Plan;

          (e) None of such Benefit Plans that are "employee welfare benefit plans" as defined in Section 3(l) of ERISA provides for continuing benefits or coverage for any participant or beneficiary of a participant after such participant's termination of employment; and

          (f) Neither the Corporation nor any trade or business (whether or not incorporated) under common control with the Corporation within the meaning of Section 4001 of ERISA has, or at any time has had, any obligation to contribute to any "multiemployer plan" as defined in Section 3(37) of ERISA.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     4.28. Foreign Corrupt Practices Act. The Corporation has not taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Corporation's knowledge after due inquiry, there is not now, and there has never been, any employment by the Corporation of, or beneficial ownership in the Corporation by, any governmental or political official in any country in the world.

     4.29. Federal Reserve Regulations. The Corporation is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Series B Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     4.30. Indemnification of Directors and Officers. The By-Laws, as in effect on the date hereof, provide for the indemnification of officers and directors to the full extent permitted by the General Corporation Law of Delaware.

     4.31. Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor any of the financial statements delivered pursuant to Section 4.5 of this Agreement, nor the Business Plan of the Corporation dated November 25, 1996 (the "Business Plan"), contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Corporation with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Corporation has not disclosed to the Investor and its counsel in writing and of which the Corporation is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Corporation.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE
INVESTOR. The Investor represents and warrants to the Corporation that:

     5.1. Organization, Authority, Binding Effect.

          (a) It has full power and authority to enter into and perform this Agreement and the other Related Documents to which it is a party, in accordance with their respective terms. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the power and

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

authority to enter into this Agreement and the other
Related Documents to which it is a party.

          (b) The execution, delivery and performance by it of this Agreement and the other Related Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action of it, and each such agreement or document constitutes the valid and binding obligation of the Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by the discretionary nature of equitable remedies, and except as rights to indemnity and contribution may be limited by applicable law.

     5.2. Investment Representations.

          (a) The Investor represents and warrants to the Corporation as follows:

               (i) It is acquiring the Series B Shares and, in the event it should acquire Conversion Shares upon conversion of the Series B Shares, it will be acquiring such Conversion Shares, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

               (ii) It is an "accredited investor" as such term is defined in Rule 501 (a) promulgated under the Securities Act.

               (iii)     It agrees that the Corporation may
          place a legend on the certificates delivered hereunder stating that the Series B Shares and any Conversion Shares have not been registered under the Securities Act, and, therefore, cannot be offered, sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available, and that the Corporation may place stop transfer orders on the transfer books of the Corporation.

               (iv) It further understands that the
          exemptions from registration afforded by Rule 144 and Rule 144A (the provisions of each of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

               (v)  It has such knowledge and experience in
          business and financial matters and with respect to investments in securities of

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          privately-held companies so as to enable it to understand and evaluate the risks of the Investor's investment in the Series B Shares and the Conversion Shares and form an investment decision with respect thereto. It has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Corporation and its officers and directors as it deemed necessary to evaluate the merits of entering into such transactions.

               (vi) It has adequate net worth and means of providing for its current needs and contingencies to sustain a complete loss of its investment in the Corporation.

          (b) The Investor further represents and warrants to the Corporation that: (i) it is a Delaware corporation,
(ii) it was not formed for the specific purpose of acquiring any of the Series B Shares or the Conversion Shares, (iii) it has assets in excess of $5,000,000 and (iv) its principal office is located in Cambridge, Massachusetts.

     5.3. Brokers. The Investor has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

     SECTION 6.     CONDITIONS TO THE OBLIGATIONS OF THE
INVESTOR. The obligation of the Investor to purchase and pay for the Series B Shares is subject to the satisfaction, on or before such Closing Date, of the following conditions
(unless waived in writing by the Investor):

     6.1 Representations and Warranties to be True and Correct. The representations and warranties contained in
Section 4 hereof shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and the President and Treasurer of the Corporation shall have certified to such effect to the Investor in writing.

     6.2 Performance. The Corporation shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing, and the President and Treasurer of the Corporation shall have certified to the Investor in writing to such effect and to the further effect that all of the conditions set forth in this Section 6 have been satisfied.

     6.3 Investors' Rights Agreement. The Corporation and the Investor shall have executed and delivered the Investors' Rights Agreement.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     6.4  Stock Restriction Agreement.  The Corporation, the
Management Stockholders and the Investor shall have executed and delivered the Stock Restriction Agreement.

     6.5 Registration Rights Agreement. The Corporation and the Investor shall have executed and delivered the Registration Rights Agreement.

     6.6 Nondisclosure and Invention Assignment Agreements. Each of the Corporation's officers, key employees or consultants and employees and consultants having access to confidential information of the Corporation shall have executed and delivered to the Corporation a written nondisclosure and invention assignment agreement in form and substance satisfactory to the Investor, and copies thereof have been delivered to counsel for the Investor.

     6.7  Restated Certificate of Incorporation.  The
Restated Certificate of Incorporation shall have been duly executed and shall have been filed with the Secretary of State of Delaware and shall be in full force and effect.

     6.8. Preemptive Rights.  All stockholders of the
Corporation having any preemptive, first refusal or other right with respect to the issuance of the Series B Shares or Conversion Shares shall have irrevocably waived the same in writing.

     6.9 Opinion of Corporation's Counsel. The Corporation shall have delivered to the Investor an opinion from Jenner
& Block, counsel to the Corporation, in form and substance satisfactory to the Investor and its counsel.

     6.10 Supporting Documents. The Corporation shall have delivered to the Investor and its counsel copies of the following documents:

               (a)  the Restated Certificate of
          Incorporation, certified as of a recent date by the Secretary of State of the State of Delaware;

               (b)  a certificate of the Secretary of State
          of Delaware, dated as of a recent date, as to the due incorporation and good standing of the Corporation, the payment of all excise taxes by the Corporation and listing all documents of the Corporation on file with said Secretary;

               (c)  a certificate of the Secretary or an
          Assistant Secretary of the Corporation, dated the Closing Date, and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Corporation as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and/or stockholders of the Corporation

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          authorizing the execution, delivery and performance of this Agreement, the other Related Documents, the issuance, sale and delivery of the Series B Shares, the reservation, issuance and delivery of the Conversion Shares and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement and the other Related Documents;
          (C) that the Restated Certificate of Incorporation has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (b) above; and (D) to the incumbency and specimen signature of each officer of the Corporation executing this Agreement, the other Related Documents, the stock certificates representing the Series B Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Corporation as to the incumbency and signature of the officer signing the certificate referred to in this clause (c); and

               (d) such additional supporting documents and other information with respect to the operations and affairs of the Corporation as the Investor or its counsel reasonably may request.

     6.11 No Adverse Change. There shall not have been any material adverse change in the Corporation, its business, financial condition, operations or prospects.

     6.12 Litigation. No proceeding challenging this Agreement or any of the other Related Documents, or any of the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

     6.13 Compliance with Laws; Governmental Consents and Approvals. The purchase of and payment for the Series B Shares by the Investor shall not be prohibited by any law or governmental order or regulation; and all necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other Person with respect to any of the transactions contemplated under this Agreement or any of the other Related Documents shall have been duly obtained or made and shall be in full force and effect.

     6.14 All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Corporation in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Investor and its counsel, and the Investor and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     SECTION 7.  RESEARCH COLLABORATION.

     7.1  Collaboration.

          (a)  The Corporation and the Investor hereby agree
(i) to engage in the Collaborative "BioKeys" Research Project and the "ElectroScreen" Research Project, all as described in Exhibit F attached hereto, (ii) to engage in the research activities described in Section 7.1(c) below and (iii) to engage in such other research activities as the parties may agree upon from time to time. For purposes hereof, the term "Collaboration" shall mean the collaboration and other research activities engaged in by the parties pursuant to this Section 7. The terms and conditions of the Collaboration and of all research activities of the parties pursuant to the Collaboration shall be governed by, to the extent applicable, the provisions of this Section 7, the provisions of Exhibit F attached hereto and such other provisions as the parties may agree upon in writing from and after the date hereof. The term of the Collaboration (the "Term") shall commence on the date hereof and end on
************************************************************
************************************************************
************************************************************
************. For purposes of this Agreement, (A) the term "Collaboration Termination Date" shall mean the earlier of ******************** or (ii) the effective date of termination of the Collaboration pursuant to the provisions of this Section 7.1(a), (B) the term "Minimum Research Period" shall mean the period commencing on the date hereof and ending on the earlier of (i) the Collaboration Termination Date or (ii) **************** (the "Acquisition Option Expiration Date"), and (C) the term "Remaining Research Period" shall mean the period commencing on ******************* and ending on the Collaboration Termination Date.

          (b)  During the Minimum Research Period, the
Corporation and the Investor shall engage in the research activities described in Exhibit F attached hereto. The respective tasks, activities and obligations of the parties during the Minimum Research Period are set forth in Exhibit
F attached hereto.

          (c) In the event that the Investor elects not to exercise the Acquisition Option, the Investor shall, within thirty (30) days after the Acquisition Option Expiration Date, deliver to the Corporation a schedule listing all of the research programs then being conducted by the Investor (the "Specified Research Programs"). During the Remaining Research Period, the Corporation and the Investor shall (i) continue the research activities described in Exhibit F,
(ii) engage in such research, screening, target discovery and validation, and drug discovery and development activities as the Investor shall request, provided that such research, screening, target discovery and validation and drug discovery and development activities are related to, or involve, biological targets that are within the scope of

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

the Specified Research Programs and (iii) engage in such other research activities as the parties may agree from time to time. The respective tasks, activities and obligations of the parties in connection with any of the matters on which the parties are collaborating during the Remaining Research Period shall be mutually agreed upon by the parties.

     7.2  Funding.

          (a) On the first day of each month during the Minimum Research Period and on the first day of the first month immediately after the Minimum Research Period, the Investor shall reimburse the Corporation for any payments made by the Corporation during the immediately preceding month in respect of (i)
************************************************************
************************************************************
************************************************ and (ii)
**********************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************ (it being understood that any
expenses incurred or payments made by the Corporation in connection with the Collaboration in any month during the Minimum Research Period in excess of ******** shall be the Corporation's sole responsibility and the Investor shall have no obligation to reimburse the Corporation with respect to any such excess). In addition, the Investor shall reimburse the Corporation for up to a total of ******** of travel expenses incurred by the Corporation in connection with travel by officers or employees of the Corporation in the performance of tasks and duties pertaining to the Collaboration, provided that such travel expenses are incurred by the Corporation, and are submitted by the Corporation for reimbursement, in accordance with the Investor's policy on reimbursable travel expenses that is applicable to all officers and employees of the Investor.

          (b) On the first day of each month during the Remaining Research Period and on the first day of the first month immediately after the Remaining Research Period, the Investor shall reimburse the Corporation for *************
************************************************************
************************************************************
*************************************************** provided that such costs shall not exceed the amount budgeted for such costs by mutual agreement of the Investor and the Corporation (it being understood that any costs incurred by the Corporation in connection with the Collaboration activities that are in excess of the amount budgeted by the parties for such costs shall be the Corporation's sole responsibility and the Investor shall have no obligation to reimburse the Corporation with respect to any such excess).

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

          (c)  The Investor shall also pay to the
Corporation ****************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
******************************************************

     7.3  Obligations Following Termination of
Collaboration. Except for the Investor's obligation, pursuant to Section 7.2(a) above, to make a payment to the Corporation on the first day of the first month immediately after the Minimum Research Period and except for any other payment obligations of the Investor in connection with the Collaboration which are agreed upon by the parties in writing after the date hereof and which by their own terms survive the Collaboration Termination Date, the Investor shall have no obligations or liabilities to the Corporation pursuant to this Section 7 (including, without limitation, the obligation to make payments to the Corporation in connection with the Collaboration) from and after the Collaboration Termination Date.

     7.4  Exclusivity.

          (a) Until the later of (i) the expiration of the Acquisition Option Period or (ii) if the Acquisition Option is exercised, the closing of the Acquisition, the Corporation shall not engage in any research or screening activities or programs, any research collaboration, any drug discovery or drug development collaboration, partnership or alliance, any licensing transaction, or any other kind of transaction, involving all or any portion of the Corporation's intellectual property or know-how or the intellectual property or know-how of any Person; provided, however, that the foregoing provisions of this Section 7.4(a) shall not preclude the Corporation from engaging in
(i) the Collaboration or (ii) any research or screening activities or programs set forth in Schedule 7.4(a) attached hereto, all of which are research or screening activities or programs in which the Corporation is currently involved as of the date of this Agreement. The restrictions set forth in this Section 7.4(a) may be waived, in any instance, by written consent of the Investor.

          (b)  During the period commencing upon the
expiration of the restrictions set forth in Section 7.4(a) above and ending on the Collaboration

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

Termination Date, the Corporation shall not engage in any research or screening activities or programs, any research collaborations, any drug discovery or drug development collaborations, partnerships or alliances, any licensing transactions, or any other kind of transactions, in the anti-bacterial and/or anti-fungal therapeutic area; provided, however, that the foregoing provisions of this Section 7.4(b) shall not preclude the Corporation from engaging in (i) the Collaboration, (ii) any research or screening activities or programs set forth in Schedule 7.4(b) attached hereto, all of which are research or screening activities or programs in which the Corporation is currently involved as of the date of this Agreement or (iii) any research or screening activity or program so long as it (A) covers a finite number of specific biological targets for drug discovery and development, (B) provides for the Corporation to engage in active research, discovery and development activities with respect to all of such biological targets, (C) provides for the payment to the Corporation of commercially reasonable consideration and (D) does not preclude the Corporation from entering into similar arrangements with other parties (including the Investor) relating to other targets in the same or any different field or pathogen. The restrictions set forth in this
Section 7.4(b) may be waived, in any instance, by written consent of the Investor.

          (c) Until the later of (i) the expiration of the Acquisition Option Period or (ii) if the Acquisition Option is exercised, the closing of the Acquisition, the Corporation, subject to any applicable nondisclosure agreements between the Corporation and third parties, shall discuss and coordinate in advance with the Investor any contacts, meetings, discussions or negotiations that the Corporation proposes to make or in which the Corporation proposes to participate, to the extent that such proposed contacts, meetings, discussions or negotiations relate to any research or screening activities or programs, any research collaboration, any drug discovery or drug development collaboration, partnership or alliance, any licensing transaction, or any other kind of transaction, involving all or any portion of the Corporation's intellectual property or know-how or the intellectual property or know-how of any Person; provided, however, that the foregoing provisions of this Section 7.4(c) shall not apply to (i) the Collaboration or (ii) any research or screening activities or programs set forth in Schedules 7.4(a) or 7.4(b) attached hereto, all of which are research or screening activities or programs in which the Corporation is currently involved as of the date of this Agreement.

     7.5  License.  Subject to the provisions of this
Section 7.5 hereof, the Corporation hereby grants to the Investor a worldwide license (the "License") to use any and all inventions, technology, know-how and intellectual property of the Corporation (collectively, the "Licensed Technology") for purposes of (i) researching, screening for, discovering or developing anti-bacterial or anti-fungal drug candidates or anti-bacterial or anti-fungal drug discovery targets or (ii) selling, licensing, marketing or otherwise commercializing anti-bacterial or anti-fungal drugs discovered or developed using any portion of the Licensed Technology during

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

the Term. Without limiting the generality of the definition of the term "Licensed Technology" set forth above, such term shall include any patent or patent applications of the Corporation and any inventions, technology or know-how disclosed in such patents or patent applications. The License shall be perpetual and irrevocable. The License shall be exclusive to the extent and for the period of time that the Corporation has agreed to abide by the exclusivity provisions of
Section 7.4 above. The Investor shall have the right to sublicense the License and the Licensed Technology.
Except for any payments made or required to be made by the Investor to the Corporation pursuant to Section 7.2 above in connection with the Collaboration, the Investor shall not have to pay or otherwise owe to the Corporation any consideration of any kind in connection with the License.

     7.6 Collaborative Research Agreement. The parties hereby acknowledge that the foregoing provisions of this
Section 7 do not address all of the matters with respect to the Collaboration that would customarily be addressed in a stand-alone collaborative research agreement. Accordingly, the parties hereby agree that, within sixty (60) days after the Closing Date, the parties shall negotiate and enter into a collaborative research agreement with respect to the Collaboration (the "Collaborative Agreement"), which Collaborative Agreement shall contain terms and provisions that are consistent with all of the provisions set forth above in this Section 7 and such other terms and provisions as are customary for research collaborations similar to the Collaboration. In the event that the parties fail to reach agreement with respect to the terms and conditions of the Collaborative Agreement, the respective Chief Executive Officers of the parties shall, within thirty (30) days after the expiration of such sixty (60) day period, meet and negotiate in good faith a resolution of the parties' differences. If the parties' respective Chief Executive Officers are unable to resolve the parties' differences, then such differences shall be submitted to binding arbitration as provided in Section 7.7 below. Upon execution and delivery by both parties of the Collaborative Agreement, the provisions of this Section 7 shall terminate and be superseded by the provisions of the Collaborative Agreement. Nothing in this Section 7.6 shall be construed as limiting the enforceability, validity or binding effect of any of the other provisions of this Section 7.

     7.7 Arbitration. If the parties are unable to agree on the terms and conditions of the Collaborative Agreement contemplated by Section 7.6 above prior to or during the thirty (30) day period referred to in Section 7.6 above, the dispute issues shall be submitted to binding arbitration. The parties shall select one arbitrator, provided that, if the parties cannot agree on the arbitrator, each party shall select an arbitrator, and these two arbitrators will then select a third arbitrator. The arbitrator or arbitrators shall be accredited by the American Arbitration Association and shall be individuals with relevant business experience in structuring and negotiating biotechnology research collaborations; provided, however, that the parties may mutually agree in writing to waive either or both of

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

the foregoing requirements. The arbitration shall be held in Boston, Massachusetts or in such other city in the United States as the parties may mutually agree. The arbitration session will be held no later than thirty
(30) days after the expiration of the thirty (30) day period referred to in Section 7.6 above. The arbitrator or arbitrators shall render a decision within ten (10) business days of the conclusion of the arbitration session. The arbitration proceeding shall be conducted in accordance with the rules of the American Arbitration
Association. The decision of the arbitrator or arbitrators shall be final and binding on both parties.
If the parties are able to agree on the appointment of a single arbitrator, then the cost of such arbitrator shall be shared equally by both parties. If the parties are unable to agree on the appointment of a single arbitrator, each party shall bear the cost of the arbitrator appointed by such party and the cost of the third arbitrator shall be shared equally by both parties.
 Each party shall be responsible for all costs incurred by it in preparing for and participating in the arbitration.

     7.8 Termination. The provisions of this Section 7 shall automatically terminate upon consummation of the Acquisition.

     SECTION 8. USE OF PROCEEDS. The Corporation shall use the proceeds from the sale of the Series B Shares solely for working capital in the ordinary course of its business as currently conducted by the Corporation.

     SECTION 9.  RESTRICTIONS ON TRANSFER.  The Series B
Shares and the Conversion Shares shall be subject to the restrictions on transfer set forth in Section 4 of the Investors' Rights Agreement.

     SECTION 10. INDEMNIFICATION. The Corporation agrees to indemnify, defend and hold the Investor (and its directors, officers, employees, agents and affiliates and the directors, officers, employees and agents of such affiliates) harmless against any and all liabilities, losses, costs or damages, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), incurred or suffered by any such indemnified Person arising from, relating to, or in connection with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the Corporation contained herein. The Investor agrees to indemnify, defend and hold the Corporation (and its directors, officers, employees, agents and affiliates and the directors, officers, employees and agents of such affiliates) harmless against any and all liabilities, losses, costs or damages, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), incurred or suffered by any such indemnified Person arising from, relating to, or in connection with the untruth, inaccuracy or breach of any statements, representations, warranties or covenants of the
Investor contained herein.    Indemnification pursuant to
this Section 10 shall be in addition to any liability the Corporation or the Investor may otherwise have.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     SECTION 11.  GENERAL.

     11.1 Election to Board of Directors. The Corporation shall use its best efforts to cause a representative of the Investor to be elected as a director of the Corporation within thirty days after the Closing Date.

     11.2 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated*************************************************
*************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************************************************
************************

     11.3 Survival of Agreements. All covenants, agreements, representations and warranties made herein or in any of the other Related Documents, or any certificate or instrument delivered to the Investor pursuant to or in connection with this Agreement or any of the other Related Documents, shall survive the execution and delivery of this Agreement and each of the other Related Documents, the issuance, sale and delivery of the Series B Shares and the issuance and delivery of the Conversion Shares, and all statements contained in any certificate or other instrument delivered by the Corporation hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Corporation.

     11.4 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     11.5 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.
Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Investor shall inure to the benefit of any and all subsequent holders from time to time of Series B Shares or Conversion Shares.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     11.6 Assignment. This Agreement and the respective rights and obligations of the parties hereto may not be assigned or delegated, except to the extent otherwise consented to in writing by the Corporation and the Investor and except that, after the Closing, the Investor may assign all of its rights under this Agreement to any Person.

     11.7 Remedies. In case that any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties to this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     11.8 Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     11.9 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addresser listing all parties:

     (i)  If to the Corporation to:

                    Novalon Pharmaceutical Corporation
                    214 West Cameron Avenue, Suite B
                    Chapel Hill, N.C.  27516
                    Attention:  Dana M. Fowlkes, M.D., Ph.D.,
                                President & CEO
                    Telecopier:(919) 968-9255

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                    with a copy to:

                    Jenner & Block
                    12th Floor
                    601 Thirteenth Street, N.W.
                    Washington, D.C.  20005
                    Attention:  D. Joe Smith
                    Telecopier:  (203) 639-6066

     (ii)  If to the Investor, to:

                    Cubist Pharmaceuticals, Inc.
                    24 Emily Street
                    Cambridge, MA  02139
                    Attention:  Scott M. Rocklage, Ph.D.
                    Telecopier:  (617) 576-0232

                    with a copy to:

                    Bingham, Dana & Gould LLP
                    150 Federal Street
                    Boston, MA 02110-1726
                    Attention: Julio E. Vega, Esquire
                    Telecopier:(617) 951-8736


Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 11.9, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or (iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 11.9, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

     11.10 Amendments and Waivers. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of each of the parties hereto.

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     11.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.12 No Waiver of Future Breach. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

     11.13 No Implied Rights or Remedies; Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the Corporation and the Investor, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

     11.14     Headings.  The headings of the various
sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     11.15 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.



         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

     11.16     Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Delaware, excluding the choice of law rules thereof.

     11.17 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Series B Convertible Preferred Stock Purchase Agreement as of the date first above written.


                         CORPORATION:

                         NOVALON PHARMACEUTICAL
                           CORPORATION


                         By:  [signature appears here]
                              Name:  Dana M. Fowlkes, M.D., Ph.D.
                              Title:  President & CEO


                         INVESTOR:

                         CUBIST PHARMACEUTICALS, INC.


                         By:  [signature appears here]
                              Scott M. Rocklage,
                              President

* Confidential treatment requested: material has been omitted and filed separately with the Commission.